Securities Act Registration No. 333-122412 Investment Company Act Registration No. 811-21707

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 4	☒
And/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 5	☒

PRESIDIO FUNDS (Exact Name of Registrant as Specified in Charter)

3717 Buchanan Street, Suite 200
San Francisco, CA	94123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 441-3034

Kevin O’Boyle
Presidio Funds
3717 Buchanan Street, Suite 200
San Francisco, CA 94123
(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202-4089

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on August 28, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on August 28, 2009 pursuant to paragraph (a)(1)
☐	on 75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Presidio Fund

For Investors Seeking Long-Term Growth of Capital

Prospectus August ___, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Presidio Fund
1-800-595-3166
www.presidiofunds.com

Table of Contents

The Fund	4

The Objective of the Fund	4
The Principal Investment Strategies and Policies of the Fund	4
The Investment Selection Process Used by the Fund	5
The Principal Risks of Investing in the Fund	6
Who Should Consider Investing	10
Performance History	10
Costs of Investing in the Fund	12
Expense Example	13
Additional Investment Strategies and Risk Considerations	13

Who Manages the Fund	14

The Investment Adviser	14

How to Buy and Sell Shares	15

Pricing of Fund Shares	15
Customer Identification Program	16
Investing in the Fund.	16
Minimum Investments	17
Market Timing	17
Types of Account Ownership.	18
Instructions For Opening and Adding to an Account.	19
Telephone and Wire Transactions	19
Tax-Deferred Plans	20
Types of Tax-Deferred Accounts	21
Automatic Investment Plans	21
Instructions For Selling Fund Shares	22
Additional Redemption Information	23
Shareholder Communications	25
Dividends and Distributions.	25
Taxes	26
Privacy Policy	27
Other Fund Service Providers	28
Financial Highlights	29
Where To Go for Information	31

Prospectus 2

Your Guide to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Presidio Fund is appropriate for you. Please read it carefully before investing and keep it on file for future reference. To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund and How to Buy and Sell Shares. Each section is organized to help you quickly identify the information that you are looking for. The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

  The Fund’s investment objective – what the Fund is trying to achieve.
  The principal investment strategies of the Fund – how the Fund tries to meet its investment objective.
  The Fund’s method of selecting investments – how the Fund chooses its primary investments.
  Risks you should be aware of – the principal risks of investing in the Fund.

The other sections of the Prospectus – Who Manages the Fund and How to Buy and Sell Shares – provide you with information about the Fund’s management, the services and privileges available to you, how we price shares of the Fund and how to buy and sell shares of the Fund.

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The Fund

Presidio Fund

The Objective of the Fund

• The Presidio Fund seeks long-term growth of capital.

The Principal Investment Strategies and Policies of the Fund

  Under normal market conditions, the Fund invests primarily in publicly-traded common stocks of U.S. companies. In addition, the Fund may invest in exchange traded funds.
  The Fund emphasizes stocks which the investment adviser believes are undervalued in relation to the issuer's long-term earnings power, the value of the issuer’s assets, or the stock market in general. It generally sells investments when the investment adviser believes that better investment opportunities exist in other securities. The Fund's investments are not limited to companies of any particular size, as measured by market capitalization.
  The Fund is a “non-diversified” portfolio, which means it can invest in a significant percentage of its assets in the securities of a single company. Also, the Fund may participate in a limited number of industry sectors.
  The Fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (including American Depositary Receipts - ADRs).

THE FUND’S daily share price can be found at the Presidio Fund’s Website http://www.presidiofunds.com or by calling 1-800-595-3166.

THE FUND’S OBJECTIVE may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to the Fund’s objective. If there is a material change, you should consider whether the Fund remains an appropriate investment for you.

MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. A company’s market capitalization is computed by multiplying the current share price by the total number of shares outstanding.

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  The Fund may also invest up to 25% of its total assets in equity-related securities (such as convert- ible debt securities and warrants) or fixed-income securities. Fixed income securities may include higher-yielding, higher-risk, lower-rated, or unrated corporate bonds (commonly referred to as "junk bonds"). These are bonds that are rated Ba or below by Moody's Investors Service, Inc. or BB or below by Standard & Poor's, or unrated but of com- parable quality, as determined by the investment adviser. The Fund may purchase high-yield bonds that the investment adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates, or improved business conditions for the issuer. The Fund may invest in fixed income securities of any maturity. The average portfolio duration of fixed income securities is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years).

The Investment Selection Process Used by the Fund

KCO Investments, Inc., the Fund’s investment adviser, invests in companies that the adviser believes will achieve long-term growth of capital.

In selecting investments, the investment adviser considers the economic outlook and political conditions, as well as issuer-specific criteria. Issuer-specific criteria include, but are not limited to:

  financial strength
  management practices and abilities
  valuation relative to the investment adviser's appraisal of future earnings, free cash flow poten- tial, and/or underlying asset value valuation relative to other investment alternatives.

ALL MUTUAL FUNDS must elect to be “diversified” or “non-diversified.” A diversified fund may invest up to 25% of its total assets in one security, but the remainder must be spread out among investments not exceeding 5% of the fund’s total assets at the time of purchase. As a non-diversified fund, the Fund has the ability to take larger positions in a smaller number of securities than a diversified fund. These limitations do not apply to U.S. Government securities.

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The proportions of the Fund's assets invested in equity securities, debt securities, or cash; particular industries; and specific issuers will shift from time to time in accordance with the investment adviser's judgment.

Securities in which the Presidio Fund invests may be undervalued because of many factors; including general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable business developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to the underlying asset value of the company, the long-term earnings and cash flow prospects of the company, and/or to the stock market in general. If, in the investment adviser's opinion, a security has reached a fully valued position, it generally will be, but need not be, sold and replaced by securities that the investment adviser believes are undervalued in the marketplace.

The Presidio Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective. Many such mutual funds do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in the business. However, the investment adviser believes that the securities of companies that are temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

Cash Reserves

Generally, cash reserves and money market instruments will not exceed 15-20% of net assets. However, if the investment adviser has difficulty finding enough investments that meet its criteria, or to protect its assets or maintain liquidity, it may invest any portion of assets in cash or cash equivalents. These investments may result in lower yields and may prevent the Fund from meeting its investment objectives.

The Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

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Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Small and Medium Sized Companies

To the extent the Fund invests in the stocks of small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Risk of Non-Diversification

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified". Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Foreign Risk

The Fund may invest in foreign equity securities including American Depositary Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

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Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Emerging Market Risk

Investing in securities of companies located in emerging markets generally also is riskier than investing in securities of companies located in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Convertible Securities

The Fund may invest in convertible securities including debt obligations and preferred stock of an issuer which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. There is the risk that the value of the underlying common stock of the Fund's convertible security investments may fall below the price at which the Fund can exchange the security for the common stock.

Bond Risk

The Fund may invest in bonds and other debt securities. Bonds are subject to the risk that their issuer may not be able to repay the principal and interest when due. Generally, when interest rates increase, the value of bonds decrease. Bonds with

Prospectus 8

longer maturities may lose more value due to interest rate increases than bonds with shorter maturities. The Fund's investments may include high yield bonds. High yield bonds include convertible and non-convertible debt securities rated BBB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc., as well as securities that are not rated but are considered by the investment adviser to be of similar quality. High yield securities are commonly called "junk bonds." The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities at the price at which they are being valued for purposes of calculating net asset value. Although junk bonds typically pay interest at higher rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the adviser invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be overweighted will vary.

Management Risk

The adviser's strategy may fail to produce the intended results. Additionally, the Fund has limited operating history.

Risks of Exchange Traded Funds

Investment in an exchange traded fund (ETF) carries the risk that the market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance based on an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicated. The Fund also will incur brokerage costs when it purchases ETFs.

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Portfolio Turnover

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. Changes are made in the Fund's portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

General Information

The Fund's investment objective and its investment policies, other than those listed as "fundamental" in the Statement of Additional Information (SAI), may be changed by the Trustees without shareholder approval. Any such changes may result in the Fund having an investment objective or policies different from those which you considered appropriate at the time you invested in the Fund. In addition, the Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

Who Should Consider Investing The Fund may be suitable for you if:

  You are seeking long-term growth of capital – at least five years.
  You can tolerate risks associated with common stock investments.
  You are not looking for current income.
  You can tolerate significant fluctuations in the share price.

Performance History

Performance information for the Presidio Fund is presented on the following page. The bar chart shows the Fund's calendar year total return for 2006, 2007 and 2008, together with the best and worst quarters during 2006, 2007 and 2008. The accompanying table compares the Fund's performance to that of the Wilshire 5000 Index. The bar chart and accompanying table provide some indication of the risks of investing in the Fund. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

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Presidio Fund

(Total Return as of December 31)

Best Quarter ( ) + %	Worst Quarter ( ) %

For the period January 1, 2009 through June 30, 2009, total return for the Fund was ____%.

(1)Since
AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 12/31/08	1 Year	Inception

PRESIDIO FUND
Return Before Taxes	%	%
Return After Taxes on Distributions(2)%		%
Return After Taxes on Distributions and Sale of Fund Shares(2)%		%

The Wilshire 5000 Index(3)%		%
(reflects no deduction for expenses or taxes)

  After-tax returns are calculated using the highest historical individual federal income tax rates for each taxable component of the distribution.
  Distributions were invested after deducting the taxes due on those distributions.
  "Return After Taxes on Distributions'' assumes you continue to hold your shares at the end of the period.
  "Return After Taxes on Distributions and Sale of Fund Shares'' assumes you sell your shares at the end of the period and pay applicable federal taxes.
  The calculations do not include foreign, state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of federal alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.

(1)Fund Inception - May 3, 2005

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)The Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund. The Wilshire 5000 Index is an unmanaged index that does not reflect mutual fund fees and expenses.

Calculation Method for After-Tax Returns

     The after-tax returns shown in the table above depict past performance information and were calculated in accordance with the Securities and Exchange Commission ("SEC'') rules using the following assumptions:

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Costs of Investing in the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price. A redemption fee applies to certain redemptions of shares of the Fund. For more information on this fee, see “Market Timing” on page 17 of this Prospectus.

The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.

SHAREHOLDER FEES
The Fund

(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$20.00
IRA Custodian Fee	$8.00

REDEMPTION FEES (as a percentage of the	2.00%
amount redeemed) On shares sold within
180 days of purchase.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%
12b-1 Distribution Fees	None
Other Expense(1)	0.50%
Acquired Fund Fees and Expenses(2)%
Total Annual Fund Operating Expenses	%

(1)Under a Services Agreement with the Trust, the Adviser pays all operating expenses of the Fund with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the fees of underlying funds and extraordinary expenses. Fees payable under the Services Agreement between the Trust and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $50 million and 0.40% of such assets in excess of $50 million.

(2)The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.50% for the Fund.

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Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Your costs:
Presidio Fund	$ $		$ $

UNDERSTANDING EXPENSES:

Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund’s assets in the form of management fees and service fees. Their effect is already factored into the Fund’s daily share price and returns.

Additional Investment Strategies and Risk Considerations

General

Presidio Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

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Who Manages the Fund

The Investment Adviser

KCO Investments, Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by Kevin C. O'Boyle. Kevin C. O’Boyle is the president of the adviser. Mr. O’Boyle has managed the Fund since its inception. The Adviser was organized in 2005. The address of the Adviser is 3717 Buchanan Street, Suite 200, San Francisco, CA 94123.

Mr. O'Boyle was born in 1964 in San Francisco. His formal education includes an undergraduate degree in Economics received with distinction in 1986 from Stanford University, and a Master's Degree in Business Administration completed at Stanford University in 1993. In 1994, Mr. O'Boyle joined Aster Investment Management as an Equity Research Analyst for the Meridian Growth Fund. In June 1995, he became the Co-Manager for the Meridian Value Fund, and was responsible for the day-to-day management of the fund until the end of 2003. The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Under the Management Agreement, the Adviser provides continuous investment advice to the Fund, consistent with its investment objective and policies. For the fiscal year ended April 30, 2009, the Adviser received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the Services Agreement, the Adviser provides management support and administrative oversight, and assumes all Fund operating expenses other than the management fee, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the fees of underlying funds and extraordinary expenses. The Fund also pays the Adviser a fee equal to 0.50% of its average daily net assets up to $50 million and 0.40% of such assets in excess of $50 million pursuant to the Services Agreement. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Trust and the Adviser is available in the Fund’s annual report to shareholders for the fiscal year ended April 30, 2009.

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The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

How to Buy and Sell Shares

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser will need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund may use pricing services to determine market value.

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Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. Purchases will be executed at the NAV next calculated upon receipt of the purchase order by the Fund's Transfer Agent or by a brokerage firm or other financial institution authorized to sell Fund shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-800-595-3166 or download one at www.presidiofunds.com. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

INVESTMENTS MADE THROUGH BROKERAGE FIRMS OR OTHER FINANCIAL INSTITUTIONS:

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.

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Minimum Investments

	Initial	Additional
Regular Account	$10,000	$100
Automatic Investment Plan	$5,000	$100	*
IRA Account	$3,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares within 180 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders.

Prospectus 17

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund may invest in foreign securities, junk bonds and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

  Individual or Joint Ownership
  Individual accounts are owned by one person. Joint accounts have two or more owners.
  A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodi- al account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.
  Trust
  An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.
  Business Accounts
  Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.
  IRA Accounts
  See “Tax-Deferred Plans” on page 20.

Prospectus 18

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT By Mail Complete and sign the Shareholder Application or an IRA Application.	TO ADD TO AN ACCOUNT By Mail Complete the investment slip that is included with your account statement, and write your account number on

Make your check payable to Presidio Fund
• For IRA accounts, please specify the year for which the contribution is made.

Mail your application and check to:

Presidio Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

By overnight courier, send to:

Presidio Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

Presidio Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

By Wire	By Wire

Call 1-800-595-3166 for instructions prior to wiring to wiring to the Fund.	Send your investment to US Bank N.A. by following the instructions listed in the column to the left.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions

Prospectus 19

or for any unauthorized telephone redemption. In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If wired funds are received by the Transfer Agent no later than 4:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You may be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Prospectus 20

Types of Tax-Deferred Accounts

  Traditional IRA
  An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.
  Roth IRA
  An IRA with non-deductible contributions, tax-free growth of assets, and tax-free dis- tributions for qualified distributions.
  Spousal IRA
  An IRA funded by a working spouse in the name of a non-earning spouse.
  SEP-IRA
  An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.
  Keogh or Profit Sharing Plans
  These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions.
  403(b) Plans
  An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.
  401(k) Plans
  Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $5,000 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Prospectus 21

FOR INVESTING
Automatic Investment Plan	Payroll Direct Deposit Plan
For making automatic investments from a designated bank account.	For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

• The names(s) and signature(s) of all account owners.

• Your account number.

• The dollar or share amount you want to sell.

• Where to send the proceeds.

• If redeeming from your IRA, please note applicable withholding requirements.

• Obtain a signature guarantee or other documentation, if required.

Prospectus 22

Mail your request to:

Presidio Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

By overnight courier, send to:

Presidio Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-800-595-3166. Redemption proceeds will only be mailed to your address of record.

• You may only redeem a maximum of $25,000 per day by telephone.

• Following an address change, you will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-800-595-3166.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account.
  If a change of address request has been received by the Transfer Agent within the last 15 days.
  If you wish to redeem $25,000 or more from any shareholder account.

Prospectus 23

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-800-595-3166.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-800-595-3166 to determine what additional documents are required.

Address Changes

To change the address on your account, call the Transfer Agent at 1-800-595-3166 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-800-595-3166 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $5,000. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $5,000 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $5,000 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Prospectus 24

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund expects that its distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-800-595-3166 or send a written notification to:

Presidio Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

REDEMPTION IN KIND:

The Fund intends to make payments for all redemptions in cash, however, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.

Prospectus 25

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Adviser anticipates that the Fund's distributions will consist primarily of capital gains. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

WHAT IS A DISTRIBUTION?

As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.

WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.

“BUYING A DIVIDEND”

If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund’s distribution schedule before you invest.

Prospectus 26

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

  Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
  Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpub-lic personal information.

Prospectus 27

Other Fund Service Providers

Custodian
US Bank N.A.

Investment Adviser
and Administrator
KCO Investments, Inc.

Independent Registered
Public Accounting Firm
[to be provided]

Legal Counsel
[to be provided]

Sub-Administrator
Premier Fund Solutions Inc.

Transfer Agent
Mutual Shareholder Services, LLC

Prospectus 28

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Sanville & Company, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

[to be provided]

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Prospectus 31

Where To Go For Information

For shareholder inquiries please, call toll-free in the U.S. at 1-800-595-3166. You will also find more information about the Fund on our website at www.presidiofunds.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are four ways to get a copy of these documents.

1.	Visit the Fund’s website at www.presidiofunds.com

2.	Call or write for one, and a copy will be sent without charge. Presidio Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 1-800-595-3166

3.	Write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service.

You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the number below.

Public Reference Section of the SEC 100 F Street NE

Washington D.C. 20549-0102 1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

4.	Go to the SEC's website (www.sec.gov) and download a text-only version.

Presidio Fund SEC file number 811-21707

Presidio Fund 1-800-595-3166 www.presidiofunds.com

PRESIDIO FUNDS

STATEMENT OF ADDITIONAL INFORMATION

August ___, 2009

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Presidio Fund dated August __, 2009. The Fund’s Annual Report to Shareholders, as filed with the Securities and Exchange Commission on June ___, 2009, has been incorporated by reference into this SAI. A free copy of the Prospectus can be obtained by writing the Transfer Agent 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-877-59-FUNDS.

TABLE OF CONTENTS
DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	4
TRUSTEES AND OFFICERS	6
BOARD INTEREST IN THE FUND	7
COMPENSATION	8
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	8
THE INVESTMENT ADVISER	8
THE PORTFOLIO MANAGER	9
AUDIT COMMITTEE	10
PORTFOLIO TRANSACTIONS AND BROKERAGE	10
ADDITIONAL TAX INFORMATION	11
PRICING OF FUND SHARES	11
PURCHASES AND SALES THROUGH BROKER DEALERS	12
ANTI-MONEY LAUNDERING PROGRAM	12
CUSTODIAN	12
FUND SERVICES	12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
DISCLOSURE OF PORTFOLIO HOLDINGS	13
FINANCIAL STATEMENTS	14
PROXY VOTING POLICIES	14
i

DESCRIPTION OF THE TRUST AND THE FUND

     Presidio Fund (the "Fund") was organized as a non-diversified series of Presidio Funds (the "Trust") on January 22, 2004 and commenced operations on May 3, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 22, 2004 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Presidio Fund is currently the only series authorized by the Trustees. The investment adviser to the Fund is KCO Investments, Inc. (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500 and streetTRACKS. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.

     B. Foreign Securities. The Fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (including American Depositary Receipts - ADRs). The Adviser generally selects foreign securities on a stock-by-stock basis as described under “The Investment Selection Process Used by the Fund” on page 5 of the prospectus. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

     C. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

     D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade dept securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     H. Fixed Income Securities. Under normal market conditions, the Fund may invest in all types of fixed income securities. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

     Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the

Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by a (2).

The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustee and Officer

Name,		Term of Office	Principal Occupation(s)	Number of	Other
Address(1),	Position	and	During Past	Portfolios	Directorships
and Age	with	Length of	5 Years	Overseen	Held By
	the Trust	Time Served		By Trustee	Trustee

Kevin C.	President,	Indefinite Term,	President of KCO Investments,	1	None
O’Boyle(2),	Secretary,	Since 2005	Inc., a registered investment
Year of	Treasurer,		adviser (2005 - current), private
Birth: 1964	Chief		investor (2004 - 2005).
Financial
Officer,
Chief
Compliance
Officer, and
Trustee

Rodney Y.	Vice	Indefinite Term,	Real estate development, (1996	N/A	N/A
Chen,	President	Since 2005	– current).
Year of
Birth: 1963

(1) The address of each trustee and officer is c/o Presidio Fund, 3717 Buchanan Street, Suite 200, San Francisco, CA 94123.
(2) Kevin C. O’Boyle is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees

Name,		Term of Office	Principal Occupation(s)	Number of	Other
Address(1),	Position	and	During Past	Portfolios	Directorships
and Age	with	Length of	5 Years	Overseen	Held By
	the Trust	Time Served		By Trustee	Trustee

Eric	Trustee	Indefinite Term,	Chief Executive Officer, Ujogo	1	None
Gonzales,		Since 2005	(2006 - current), General
Year of			Partner, DCM - Doll Capital
Birth: 1967			Management, (2004 - 2005).

John	Trustee	Indefinite Term,	Vice President and CFO,	1	Endwave
McGrath,		Since 2005	Network Equipment		Corporation,
Year of			Technologies, (2001 -current).		Actel
Birth: 1964					Corporation

Eric H.	Trustee	Indefinite Term,	President, Amber Capital, Inc.,	1	Causeway
Sussman,		Since 2005	real estate investments, (1994 -		Capital
Year of			current), Lecturer, UCLA, (1995		Management
Birth: 1966			-current).		Trust

(1) The address of each trustee is c/o Presidio Fund, 3717 Buchanan Street, Suite 200, San Francisco, CA 94123.

BOARD INTEREST IN THE FUND

As of December 31, 2008, the Trustees owned the following amounts in the Fund:

Aggregate Dollar Range of Equity
Name of Trustee or Officer	Dollar Range of Securities	Securities In All Registered Investment
	In The Presidio Fund	Companies Overseen By Trustee In
Family of Investment Companies

Kevin C. O’Boyle

Eric Gonzales

John McGrath

Eric Sussman

COMPENSATION

     Trustee fees are paid by the Trust. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund. The following table shows Trustee compensation for the Fund's fiscal year ended April 30, 2009.

Name	Aggregate Compensation from	Total Compensation from Adviser
	Adviser

Kevin C. O’Boyle	$0	$0

Eric Gonzales	$4,000	$4,000

John McGrath	$4,000	$4,000

Eric Sussman	$4,000	$4,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of August ___, 2009, each of the following shareholders was considered to be either a control person or principal shareholder of the Presidio Fund:

Name and Address	Shares	Percent Ownership	Type of Ownership

As of August ___, 2009, the trustees and officers as a group owned _____% of the outstanding shares of the Fund.

THE INVESTMENT ADVISER

     The Adviser is KCO Investments, Inc., located at 3717 Buchanan Street, Suite 200, San Francisco, CA 94123. As the sole shareholder of the Adviser, Kevin O’Boyle is regarded to control the Adviser for purposes of the 1940 Act. Kevin O’Boyle is President and a Trustee of the Trust and is an affiliate of the Trust and the Adviser.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended April 30, 2007, the Adviser earned management fees equal to $473,225. For the fiscal year ended April 30, 2008, the Adviser earned management fees equal to $696,819. For the fiscal year ended April 30, 2009, the Adviser earned management fees equal to $________.

     Under the terms of the Services Agreement, the Adviser renders administrative and supervisory services to the Fund and provides the services of a chief compliance officer. The Adviser oversees and supervises the maintenance of the books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has delegated some of its administrative and other responsibilities to Premier Fund Solutions, Inc. ("PFS") and is responsible for paying all fees and expenses of PFS. For its services the Adviser receives an administration fee equal to 0.50% of the average daily net assets of the Fund up to $75 million and 0.40% of such assets in excess of $75 million. For the fiscal year ended April 30, 2007, the Adviser earned administration fees equal to $236,613.

For the fiscal year ended April 30, 2008, the Adviser earned administration fees equal to $348,385. For the fiscal year ended April 30, 2009, the Adviser earned administration fees equal to $_________.

     Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying Fund fees and expenses, and extraordinary or non-recurring expenses. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act (none are authorized at present).

     The Adviser retains the right to use the name "Presidio Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Presidio Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

     Mr. Kevin O’Boyle (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. As of April 30, 2009, the Portfolio Manager was responsible for the management of the following types of accounts:

				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee

Registered	0	0	0	0
Investment
Companies

Other Pooled	0	0	0	0
Investment Vehicles

Other Accounts		___$	0	0

     As of April 30, 2009, the Adviser managed the accounts listed above. The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

     Mr. O’Boyle’s compensation as the Fund's Portfolio Manager is not a fixed salary. Mr. O'Boyle’s compensation is not based on Fund performance. There are no bonuses or deferred compensation associated with his service to the Fund. However, because Mr. O’Boyle is the sole shareholder of the Adviser, his compensation is based upon the Adviser's profitability. Mr. O’Boyle participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of April 30, 2009.

Dollar Range of Equity Securities in
Name of Portfolio Manager	the Fund

Kevin O’Boyle

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Eric Gonzales, John McGrath and Eric Sussman. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended April 30, 2009, the Audit Committee met three times.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sale of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. For the fiscal year ended April 30, 2007, the Fund paid brokerage commissions of $146,008. For the fiscal year ended April 30, 2008, the Fund paid brokerage commissions of $230,299. For the fiscal year ended April 30, 2009, the Fund paid brokerage commissions of $_________.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. For the fiscal year ended April 30, 2009, the Adviser allocated brokerage commission of $________to brokers who provided research services.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Presidio Fund may direct trades to certain brokers.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

ADDITIONAL TAX INFORMATION

     The Fund has qualified, and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount, which is offset, will not be distributed to shareholders.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Pricing of Fund Shares" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     With respect to any portion of the Fund's assets that are invested in one or more mutual funds, the Fund's NAV is based on the NAV of the other mutual fund. The prospectus for the other mutual fund explains the circumstances under which that mutual fund will use fair value pricing and the effects of using fair value pricing.

PURCHASES AND SALES THROUGH BROKER DEALERS

     The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

     US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of shareholder accounts, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder account (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. For the fiscal year ended April 30, 2007 the Adviser paid MSS $45,457 for transfer agent and accounting services. For the fiscal year ended April 30, 2008 the Adviser paid MSS $46,461 for transfer agent and accounting services. For the fiscal year ended April 30, 2009 the Adviser paid MSS $_________for transfer agent and accounting services.

     Premier Fund Solutions, Inc. (“PFS”), 480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000). For the fiscal year ended April 30, 2007 the Adviser paid PFS $31,582 for administrative services. For the fiscal year ended April 30, 2008 the Adviser paid PFS $48,786 for administrative services. For the fiscal year ended April 30, 2009 the Adviser paid PFS $
________
for administrative services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of __________________________, has been selected as independent registered public accountants for the Fund for the fiscal year ending April 30, 2010. ___________________performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information. All other information is non-public information.

     The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Advisor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund does not monitor the use of the information by the third party service providers. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

     The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Advisor, or any affiliated person of the Fund, or the Advisor. Additionally, the Fund, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FINANCIAL STATEMENTS

     The financial statements and independent registered public accounting firm’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended April 30, 2009. The Trust will provide the Annual Report without charge at written or telephone request.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

     The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

  electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
  approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;
  providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
  corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and
  shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

PART C OTHER INFORMATION

Item 23. Exhibits.

(a) Articles of Incorporation. Copy of Registrant's Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on January 31, 2005, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant’s By-Laws, which were filed as an Exhibit to Registrant's Registration Statement on January 31, 2005, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None.

(d) Investment Advisory Contracts. A copy of Registrant’s Management Agreement, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(e) Underwriting Contracts. (e.1) Underwriting Contract. None.

(e.2) Registrant’s Form of Mutual Fund Sales and Services Agreement which was filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on August 24, 2006, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Copy of Registrant’s Custodial Agreement, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(h) Other Material Contracts.

(h.1) Copy of Registrant's Transfer Agency Agreement, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(h.2) Copy of Registrant's Accounting Services Agreement, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference. (h.3) Copy of Registrant’s Amended and Restated Services Agreement is included as Exhibit H.3 (h.4) Copy of Registrant's Administration Servicing Agreement, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(i) Legal Opinion.

(i.1) Opinion of Thompson Hine LLP, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(i.2) Consent to be provided.

(j) Other Opinions. Consent to be provided.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Copy of Registrant's Subscription Agreement between the Trust and the initial investor, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(m) Rule 12b-1 Plan. None.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics. Copy of Presidio Funds and KCO Investments, Inc. Code of Ethics, which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

(q) Powers of Attorney. Powers of Attorney of the Registrant, and a Certificate with respect thereto, and the Officers and the Trustees of the Registrant, which were filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on April 29, 2005, is hereby incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund. None

Item 25. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Business and Other Connections of the Investment Adviser

KCO Investments, Inc., 3717 Buchanan Street, Suite 200, San Francisco, CA 94123 is registered investment adviser. It has engaged in no other business during the past two fiscal years.

Item 27. Principal Underwriters. None

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 there under are maintained at the office of the Registrant and the Transfer Agent at 8000 Towne Centre Drive, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California on the 21st day of June, 2009.

PRESIDIO FUNDS

By: /s/ Kevin C. O’Boyle Kevin C. O’Boyle, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Kevin C. O’Boyle		06/21/2009
Kevin C. O’Boyle	President
Trustee
Chief Financial Officer
Treasurer

Eric Gonzales*	Trustee

John McGrath*	Trustee

Eric Sussman*	Trustee

* By: /s/ Kevin C. O’Boyle
Kevin C. O’Boyle, Attorney-In-Fact
Date: 06/21/2009